SUPPLEMENT DATED FEBRUARY 15, 2024
to
FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE
PROSPECTUS AND UPDATING SUMMARY PROSPECTUS EACH DATED MAY 1, 2023

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
VARIABLE ACCOUNT G

This Supplement supersedes and replaces the supplement dated January 8, 2024, to the above-referenced Prospectuses.

This supplement contains information about the AB VPS Sustainable International Thematic Portfolio (the “Portfolio”) that is available as an investment option under your Policy.  The Board of Directors of AB Variable Products Series Fund, Inc. has approved the liquidation and termination of the Portfolio on or around April 15, 2024 (the “Liquidation Date”).  Allocations to the Sub-Account investing in the Portfolio (the “Liquidating Sub-Account”) will not be accepted after April 11, 2024.

If you currently have Account Value allocated to the Liquidating Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Policy, or to the Fixed Account, if available, will not count against your Policy’s transfer limitations. You can request a transfer in writing at our Service Address, or by calling us at (888) 594-2654. You can use this same phone number to request copies of fund prospectuses for the other available Sub-Accounts, or access them via the customer documentation center on our web site at  https://dfinview.com/DelawareLife/TAHD/4593?isInternalTAID=True&site=Life&taxonomyID=29564.

As of the close of business on the Liquidation Date, any Account Value remaining in the Liquidating Sub-Account will be automatically transferred to the MFS U.S. Government Money Market Portfolio Sub-Account.  This automatic transfer will not count against your Policy’s transfer limitations.

If you submit a premium payment after April 11, 2024, and your standing allocation instructions include the Liquidating Sub-Account, the premium payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your premium payment.

After the Liquidation Date, any automatic investment or withdrawal programs that have not been changed to replace the Liquidating Sub-Account will continue with the MFS U.S. Government Money Market Portfolio Sub-Account as the replacement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE